SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

   Filed by the Registrant [X] Filed by a party other than the Registrant [ ]
            --------------                                 --------------
                           Check the appropriate box:

                [ ] Preliminary Information Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14c-5(d)(2))
                [x] Definitive Information Statement
                [ ] Definitive Additional Materials


                          ASIAN STAR DEVELOPMENT, INC.
                (Name of Registrant as Specified In Its Charter)


                (Name of Person(s) Filing Information Statement,
                         if other than the Registrant)
                                       --------------

               Payment of Filing Fee (Check the appropriate box):

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    [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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               [ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                          ASIAN STAR DEVELOPMENT, INC.

                          ROOM 930, BLOCK B, EAST WING
                            NEW WORLD OFFICE BUILDING
                         TSIMSHATSUI, KOWLOON, HONG KONG
                              TEL: (852) 2721-0936


                              INFORMATION STATEMENT
                              ---------------------

THIS IS AN INFORMATION STATEMENT, AND NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND IN A PROXY.


                                  INTRODUCTION

     This Information Statement is furnished to the stockholders in connection with the Special Shareholders Meeting called by the Board of Directors of Asian Star Development, Inc., a Nevada corporation (the "Company" or "ASTV")(the "Meeting"). The Meeting is to be held at the offices of Mr. Stephen Chow, President, Room 930, Block B, East Wing, New World Office Building, Tsimshatsui, Kowloon, Hong Kong, Tel: (852) 2721-0936, on Monday, October 29, 2001, at 11:00 o'clock a.m., Hong Kong Time. The accompanying Notice of Special Meeting of Stockholders and this Information Statement are first being mailed to stockholders on or about October 18, 2001.

     The Company's Board of Directors has unanimously resolved to adopt the following resolutions, which will also be submitted to the Company's stockholders at the Meeting:

                     1. To approve an Amendment to the Articles of Incorporation to increase the authorized Common Stock capital from 25,000,000 shares to 1,000,000,000 shares, par value of $.001, with appropriate adjustments in the capital accounts of the Company;

                     2. To effect a reverse split of its current  outstanding
                        shares of common stock on a basis of one (1) for two
                        (2), without affecting the authorized shares or par value;


                     3. To elect four (4) Directors for the ensuing year; and

                     4. To consider such other matters that may come before the meeting or any adjournments thereof.



                    APPROXIMATE MAILING DATE OCTOBER 18, 2001




             THE BOARD OF DIRECTORS RECOMMEND A VOTE IN FAVOR OF THE
                           AFOREMENTIONED PROPOSALS.



                     OUTSTANDING SHARES, VOTING AND PROXIES

Record Date and Outstanding Shares.
----------------------------------


     The Board of Directors has fixed September 21, 2001, as the record date for the determination of holders of common stock entitled to notice of and to vote at the Meeting. At the close of business on that date, there were 17,246,015 shares of common stock outstanding and entitled to vote. Holders of common stock will be entitled to one vote per share held and are not entitled to cumulative voting regarding any proposal being submitted at the Meeting. The stock transfer books will not be closed. A list of shareholders entitled to vote will be available for examination at the Company's offices for ten days prior to the meeting.


Quorum and Voting.
-----------------

     The presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the purpose of effecting a reverse split of the outstanding common stock as provided herein, and to change the Company's capitalization to increase the authorized Common Stock to 1,000,000,000 shares, par value $.001.

         Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

         Each share of Common Stock is entitled to one vote per share on each matter to be voted upon at the Meeting.

     Management knows of no other matter that is anticipated to be presented to the Meeting.


     Mr. Stephen Chow, President of the Company, owns 5,400,000 shares, or 31.3%, and Mr. Conway Chow, a nominee for Director, owns 1,500,000 shares, or 8.7%, of the presently outstanding common voting securities of the Company, and INTEND TO VOTE IN FAVOR OF ALL PROPOSALS.


DISSENTERS' RIGHTS OF APPRAISAL
-------------------------------

     The Nevada Revised Statutes do not provide for dissenters' rights with respect to the Proposals being presented at the Meeting.

                      ACTIONS TO BE TAKEN AT ANNUAL MEETING
                      -------------------------------------

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL OF THE
         ---------------------------------------------------------------
FOLLOWING PROPOSALS:
-------------------

PROPOSAL 1- AUTHORIZE THE BOARD OF DIRECTORS TO FILE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL OF THE COMPANY FROM 25,000,000 TO 1,000,000,000 SHARES OF COMMON STOCK, PAR VALUE $.001.

     The principal purpose of this Proposal is to provide the additional shares which the Company feels it needs to have available to acquire assets from and/or merge with other businesses. Management also recommends a vote in favor of this Proposal.


PROPOSAL 2 - AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE A ONE FOR TWO REVERSE SPLIT OF THE OUTSTANDING COMMON STOCK.

     The Company's Board of Directors has voted to authorize a one for two hundred reverse split of the outstanding common stock of the Company, while retaining the revised authorized common stock capital of 1,000,000,000 and par value of $0.001, with appropriate adjustments in its capital accounts.

     The primary reason for this reverse split is to adopt a structure that would allow the Company to more effectively raise funds and acquire other compatible, existing, operating businesses. Management recommends a vote in favor of this Proposal.

PROPOSAL 3- ELECT FOUR (4) DIRECTORS.

         The Company's Board of Directors consists of four (4) directors, who serve for a term of one (1) year. The following persons have been nominated to serve as Directors:


                  1. Stephen Chow
                  2. Conway Chow
                  3. Dr. Paul Tong
                  4. Paul Lam


                  Background of nominees:


STEPHEN CHOW - Mr. Chow has been the Chief Executive Officer, President and Chairman of the Board of Directors of Registrant since inception. For the past six years, he has also been the Managing Director of Honpar group companies, Hong Kong. From 1983 to 1990, he was Senior Vice President of Hip Shing Land Development Ltd., USA and from 1972 to 1994, he was President of Consolidated Investment & Construction Ltd. in Canada.


He is currently the Advisor of Economic Affairs in the City of Taishan, Guandong, China and has been appointed an Honorable Citizen of Shilong, Dongguan, Guandong, China. His past appointments/affiliations include Director, Community Redevelopment Agency of the City of Los Angeles; Director/Officer of Windsor Builders Association of Ontario, Canada; President, Essex County Chinese-Canadian Association of Ontario, Canada; and Director, Multi-Cultural Council of Canada. He graduated from Hong Kong Technical College in 1959. He is the brother of Sam Chow, a member of Registrant's Advisory Board. Mr. Chow devotes full time to the business of Registrant.


CONWAY CHOW- Mr. Conway Chow is the son of Stephen Chow. Mr Chow is also President of the 3GEN Systems Inc. He graduated from University of Windsor in 1994 with a Bachelor in Computer Science and 1995 with a Bachelor in Commerce. He has specialised in leading-edge technology solutions and process over the years. During the past five-year period, Mr Chow gained extensive experience as a management consultant/Project Manager with PricewaterhouseCoopers (Management Consulting Services Group) and Burntsand Inc. Throughout his career, Mr Chow has analysed, designed and implemented advanced process and technology solutions for leading corporations including UUNET, Abbott Laboratories, Conpaq, ATI Technologies, SaskTel and Domtar.


DR. PAUL TONG - Dr. Tong has been a Director of Registrant  since March 2, 1998.
                                                                  -------------
From 1995 to September 1997, he has been the Chief Executive Officer of Pacific Century Regional Developments Ltd., with responsibility for infrastructure and property developments. From 1978 to 1994, he was General Manager of New World Development Co., Ltd., where he supervised the design and administration of commercial, residential and infrastructural projects in the Asian Pacific and North America. Dr. Tong has gained extensive experience in civil engineering having worked as a geotechnical engineer for a British consultancy as a civil engineer for a Hong Kong engineering consultancy and as a director and technical manager of a Hong Kong construction company. Dr. Tong graduated from the University of Manchester, U.K. in 1970 with a PhD. He is currently a member of the Institution of Civil Engineers, London and the Hong Kong Institution of Engineers. He devotes his time as necessary to the business of Registrant.

PAUL LAM - Mr Lam has been a Director and the Secretary of Registrant since inception. From 1992 to the present, he has been the Managing Director of CNT Group Ltd., a Hong-Kong publicly-traded paint manufacturing company. From 1975 to 1992, he was Managing Director of The China Paint Mfg. (1946) Co., Ltd. Mr. Lam graduated from the University of California-Berkeley in 1966 with a B.A. Degree in Chemistry. He is currently a committee member of the Chinese People Political Consultative Conferences (CPPCC) of Shenyang City, Liaoling Province and Chengdu City, Sichuan, respectively. He devotes his time as necessary to the business of Registrant.



               INTEREST OF MANAGEMENT IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee to become a director, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be submitted to a vote of the stockholders at the Meeting, which is not shared by all other stockholders, pro rata, and in accordance with their respective interests in the Company.



                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


The following table sets forth information regarding the shares of Registrant's Common Stock, par value $.001, beneficially owned for (i) each stockholder known by Registrant to be the beneficial owner of 5% or more of Registrant's issued and outstanding Common Stock; (ii) each of Registrant's officers and directors; and (iii) all officers and directors as a group. At September 21, 2001, there were 17,246,015 shares of Common stock outstanding.


                               AMOUNT & NATURE OF
                              BENEFICIAL OWNERSHIP
                                                                     PERCENT OF
NAME AND ADDRESS           COMMON STOCK     OPTION(1)       TOTAL       CLASS

Stephen Chow (2)             5,400,000                    5,400,000    31.3%
Room 930, Block B,
East Wing
New World Office Bldg.
Tsimshatsui, Kowloon,
Hong Kong

Conway Chow (2)              1,500,000                    1,500,000     8.7%
Room 930, Block B,
East Wing
New World Office Bldg.
Tsimshatsui, Kowloon,
Hong Kong

Dr. Paul Tong                  110,000        80,000        190,000     1.1%
Room 930, Block B,
East Wing
New World Office Bldg.
Tsimshatsui, Kowloon,
Hong Kong

Paul Lam                        50,000        80,000        130,000    0.75%
Room 930, Block B,
East Wing
New World Office Bldg.
Tsimshatsui, Kowloon,

Hong Kong

As a group                   7,060,000       160,000      7,220,000   41.86%


(1) Stock Options which were granted to the officers and directors under a Stock Option Agreement, dated January 12, 2000. (See "MANAGEMENT" "PRINCIPAL
                            ----------------
    STOCKHOLDERS" and "CERTAIN TRANSACTIONS").

(2) Conway Chow is the son of Stephen Chow, whom is an officer, director and principal shareholder of Registrant.




ALL OF THE FORGOING SHAREHOLDERS INTEND TO VOTE IN FAVOR OF ALL PROPOSALS.


Changes in Control.
------------------

     Since the beginning of its current fiscal year, January 1, 2001, no changes in control have occurred.




                           VOTE REQUIRED FOR APPROVAL

     A majority of the outstanding common voting securities of the Company constitutes a quorum for the transaction of business at any Meeting. Under applicable law, if a quorum is present at the Meeting, the plurality of votes cast in favor of the Proposals shall be sufficient to adopt, ratify and approve the Proposals; however, to effect an amendment to the Articles of Incorporation of the Company, a vote in person or by proxy of stockholders owning a majority of the shares entitled to vote at the Meeting is required.

                                OTHER MATTERS

     The Board of Directors of the Company is not aware of any business other than the aforementioned Proposals that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the person or persons named in the enclosed Proxy to vote thereon in accordance with his/their best judgment.

                                           By Order of the Board of
                                           Directors

October 15, 2001
Hong Kong
                                           /s/ STEPHEN CHOW
                                           -----------------------
                                           Stephen Chow
                                           Director and President

                          ASIAN STAR DEVELOPMENT, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 29, 2001


TO ALL STOCKHOLDERS:

         NOTICE is hereby given that a special meeting of the stockholders of Asian Star Development, Inc., a Nevada corporation (the "Company"), will be held at the office of Mr. Stephen Chow, President, Room 930, Block B, East Wing, New World Office Building, Tsimshatsui, Kowloon, Hong Kong, Tel: (852) 2721-0936, on Monday, October 29, 2001, at 11:00 o'clock a.m., Hong Kong Time, (hereinafter, the "Meeting").

         The Meeting will be held for the following purposes:

         1. To Amend the Company's Articles of Incorporation to increase the authorized capital of the Company from 25,000,000 to 1,000,000,000 shares of Common Stock, par value $.001;

         2. To amend the Company's Articles of Incorporation to effect a reverse split of its outstanding common stock on a basis of one for two, while retaining the amended authorized common stock capital of 100,000,000 and par value of $0.001, with appropriate adjustments in the capital accounts of the Company;


         3.   To elect four (4) directors.


         4. To transact any other business that may properly come before the Meeting.

         As of the date of this Notice, the Board of Directors of the Company is not aware of any other business to come before the Meeting.

         Only stockholders of record at the close of business on September 21, 2001, are entitled to notice of and to vote at the Meeting or any adjournment thereof.


               Mr. Stephen Chow owns 5,400,000 shares, or 31.3% of the presently outstanding common voting securities of the Company, and intends to vote in favor of all Proposals.


WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND IN A PROXY.





                                           /s/ STEPHEN CHOW
                                           ----------------------
                                           Stephen Chow
                                           President and Director
October 15, 2001
Hong Kong